Exhibit 99.1

Semrush Announces Third Quarter 2021 Financial Results

More than 79,000 Customers as of September 30, 2021
Third Quarter Revenue of $49.3 million, up 53% year over year

BOSTON, November 9, 2021 /Businesswire/ -- Semrush Holdings, Inc. (NYSE: SEMR), a leading online visibility management SaaS platform, today reported third quarter 2021 financial results for the quarter ended September 30, 2021.

“We experienced strong growth in the number of user licenses per customer in the quarter and year to date. Growth in user licenses per customer combined with strength from product add-ons helped drive year over year average revenue per customer growth of more than 20%. I believe the continued growth in revenue per customer indicates that our platform strategy is working and our products continue to deliver outstanding value to our customers,” said Oleg Shchegolev, CEO and Founder of Semrush.

“We executed well in the quarter, delivering solid growth while making key addition across the organization, including hiring a new CMO, Andrew Warden. Looking ahead we will continue our pace of investment to capitalize on what we believe is a large market opportunity,” added Mr. Shchegolev.

Third Quarter 2021 Financial Highlights

•Total revenue of $49.3 million, up 53% year over year and up 9% sequentially
•Over 79,000 customers as of September 30, 2021, up approximately 23% from a year ago
•ARR of $199 million as of September 30, 2021, up 47% year over year
•Dollar based net revenue retention of 124% as of September 30, up from 121% in the previous quarter
•Net loss of $615 thousand, an improvement from a loss of $1 million a year ago
•Non-GAAP net income of $12 thousand, which excludes stock-based compensation expense, of $627 thousand, an improvement from a loss of $780 thousand a year ago

See “Non-GAAP Financial Measures & Definitions of Key Metrics” below for how Semrush defines ARR, dollar based net revenue retention, non-GAAP net income (loss), and the financial tables that accompany this release for reconciliations of each non-GAAP financial measure to its closest comparable GAAP financial measure.

Business Highlights

•Semrush .Trends, our competitive intelligence add-on now offers one month forward traffic estimates and revenue attributable to this add-on saw year over year growth of over 70% in the third quarter

•Additional user licenses are up over 80% year-to-date, contributing to year over year average growth in revenue per customer of more than 20% in the third quarter

•Attach rates for our Agency Growth Kit add-on are approaching 5% for agency customers less than 12 months after launch

•Expanded Local Listings Management add-on availability to Canada, this add-on is now available in six countries, including the United States, United Kingdom, and Australia

Business Outlook

Based on information as of today, November 9, 2021, we are issuing the following financial guidance:

Fourth Quarter 2021 Financial Outlook

•Revenue is expected to be in a range of $51.8 million to $52.3 million, up 42-43% year over year
•Non-GAAP net loss is expected to be in a range of $5.5 to $5.0 million

Full Year 2021 Financial Outlook

•Revenue is expected to be in a range of $186 million to $186.5 million, up 49% year over year
•Non-GAAP net loss is expected to be in a range of $3.1 to $2.6 million

Reconciliation of non-GAAP net loss guidance to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure, in particular, the measures and effects of share-based compensation expense, employer taxes and tax deductions specific to equity compensation awards that are directly impacted by future hiring, turnover and retention needs. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call Information

Semrush will host a conference call and webcast at 8:30 a.m. Eastern Time, tomorrow, November 10, 2021, to discuss its financial results, business highlights, outlook and other matters. The conference call can be accessed by dialing 1 (888) 350-3436 from the United States and Canada or 1 (646) 960-0185 internationally with conference ID 3520221. The live webcast of the conference call as well as the replay can be accessed for a limited time from the Semrush investor relations website at http://investors.semrush.com.

About Semrush

Semrush is a leading online visibility management SaaS platform that enables businesses globally to run search engine optimization, pay-per-click, content, social media and competitive research campaigns and get measurable results from online marketing. Semrush offers insights and solutions for companies to build, manage, and measure campaigns across various marketing channels. Semrush, with over 79,000 paying customers, is headquartered in Boston and has offices in Philadelphia, Dallas, Prague, St. Petersburg, Warsaw, and Limassol.

Forward-looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,”

“expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, guidance on financial results for the fourth quarter and full year of 2021; statements about future operating results; statements regarding the expectations of demand for our products, including adoption of and demand for new products and features, our addressable market size and growth of our business; statements about the growth rates in the markets in which we compete and our competitive advantages; and statements about our investments in technology and infrastructure, ability to deliver innovative solutions and ability to attract new paying customers.

The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in our filings with the Securities and Exchange Commission ("SEC"), including the final prospectus for our initial public offering filed with the SEC on March 25, 2021, as updated by our subsequently filed quarterly reports and other SEC filings. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Additional information regarding these and other factors that could affect our results is included in our SEC filings, which may be obtained by visiting our Investor Relations page on its website at investors.semrush.com or the SEC's website at www.sec.gov.

Non-GAAP Financial Measures & Definitions of Key Metrics

Semrush has provided in this release the non-GAAP financial measure of non-GAAP net income (loss). Semrush uses this non-GAAP financial measure internally in analyzing its financial results and believes it is useful to investors, as a supplement to GAAP measures, in evaluating Semrush’s ongoing operational performance. Semrush believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in Semrush’s industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

ARR is defined as the daily revenue of all paid subscription agreements that are actively generating revenue as of the last day of the reporting period multiplied by 365. Semrush includes both monthly recurring paid subscriptions, which renew automatically unless cancelled, as well as the annual recurring paid subscriptions so long as Semrush does not have any indication that a customer has cancelled or intends to cancel its subscription and Semrush continues to generate revenue from them.

Dollar Based Net Revenue Retention is defined as (a) the revenue from our customers during the twelve-month period ending one year prior to such period as the denominator and (b) the revenue from those same customers during the twelve months ending as of the end of such period as the numerator. This calculation excludes revenue from new customers and any non-recurring revenue.

Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP income (loss), excluding stock-based compensation expense. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance.

Semrush Holdings, Inc.
Condensed Consolidated Statement of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$49,252	$32,196	$134,255	$88,435
Cost of revenue ¹	11,362	7,731	30,373	21,397
Gross profit	37,890	24,465	103,882	67,038

Operating expenses
Sales and marketing ¹	20,674	14,085	55,428	39,668
Research and development ¹	6,174	4,204	17,497	12,441
General and administrative ¹	11,372	6,931	29,796	19,426
Total operating expenses	38,220	25,220	102,721	71,535
Income (loss) from operations	(330)	(755)	1,161	(4,497)
Other income, net	(184)	(105)	(256)	(194)
Income (loss) before income taxes	(514)	(860)	905	(4,691)
Provision for income taxes	101	176	328	384
Net income (loss)	$(615)	$(1,036)	$577	$(5,075)

Net income (loss) per share attributable to common stockholders:
Basic and diluted:	$0.00	$(0.01)	$0.00	$(0.05)

Weighted-average number of shares of common stock used in computing net income (loss) per share applicable to common stockholders:
Basic:	135,673	94,834	122,595	94,722
Diluted:	135,673	94,834	138,639	94,722
¹ includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cost of revenue	$7	$5	$22	$14
Sales and marketing	100	36	245	100
Research and development	68	29	204	86
General and administrative	452	188	1,318	472
Total stock-based compensation	$627	$258	$1,789	$672

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Reconciliation of Non-GAAP net income (loss)
Net income (loss)	$(615)	$(1,036)	$577	$(5,075)
Stock-based compensation expense	627	258	1,789	672
Non-GAAP net income (loss)	$12	$(778)	$2,366	$(4,403)

Semrush Holdings, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except per share data)

	As of
	September 30, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$188,510	$35,531
Accounts receivable	2,139	1,399
Deferred contract costs, current portion	5,904	4,049
Prepaid expenses and other current assets	6,574	2,649
Total current assets	203,127	43,628
Property and equipment, net	8,391	2,968
Intangible assets, net	2,111	2,231
Goodwill	1,991	1,991
Deferred contract costs, net of current portion	2,201	1,670
Other long-term assets	972	2,470
Total assets	$218,793	$54,958

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Deficit
Current liabilities
Accounts payable	$5,196	$8,654
Accrued expenses	22,285	7,719
Deferred revenue	36,051	26,537
Other current liabilities	1,877
Total current liabilities	65,409	42,910
Long-term liabilities
Deferred revenue, net of current portion	243	123
Deferred tax liability	126	209
Other long-term liabilities	2,960	497
Total liabilities	$68,738	$43,739
Commitments and contingencies (Note 11)

Series A redeemable convertible preferred stock, $0.00001 par value - no shares authorized, issued or outstanding as of September 30, 2021; 3,379,400 shares authorized, issued and outstanding as of December 31, 2020 (liquidation value of $8,000 at December 31, 2020)	—	7,789
Series A-1 redeemable convertible preferred stock, $0.00001 par value - no shares authorized, issued or outstanding as of September 30, 2021; 1,837,600 shares authorized, issued and outstanding as of December 31, 2020 (liquidation value of $5,000 at December 31, 2020)	—	10,270
Stockholders' equity (deficit)
Series B convertible preferred stock, $0.00001 par value - no shares authorized, issued or outstanding as of September 30, 2021; 4,681,400 shares authorized, issued and outstanding as of December 31, 2020 (liquidation value of $24,000 at December 31, 2020)	—	24,000
Undesignated preferred stock, $0.00001 par value - 100,000,000 shares authorized, no shares issued or outstanding as of September 30, 2021; no shares authorized, issued, or outstanding as of December 31, 2020	—	—
Common stock, $0.00001 par value - no shares authorized, issued, or outstanding as of September 30, 2021; 300,000,000 shares authorized, 95,206,893 shares issued at December 31, 2020 and 95,050,041 shares outstanding at December 31, 2020	—	—
Class A common stock, $0.00001 par value; 1,000,000,000 shares authorized, and 21,986,619 shares issued and outstanding as of September 30, 2021; no shares authorized, issued or outstanding as of December 31, 2020	—
Class B common stock, $0.00001 par value - 160,000,000 shares authorized, and 114,210,869 shares issued and 114,105,779 outstanding as of September 30, 2021; no shares authorized, issued or outstanding as of December 31, 2020	1
Additional paid-in capital	185,292	4,975
Accumulated deficit	(35,238)	(35,815)
Total stockholders’ equity (deficit)	150,055	(6,840)
Total liabilities, redeemable convertible preferred stock, and stockholders' deficit	$218,793	$54,958

Semrush Holdings Inc.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Nine Months Ended
	September 30,
	2021	2020

Operating Activities
Net income (loss)	$577	$(5,075)
Adjustments to reconcile net loss to net cash provided by
operating activities
Depreciation and amortization expense	2,438	848
Amortization of deferred contract costs	4,578	3,435
Stock-based compensation expense	1,789	670
Non-cash interest expense	158	—
Deposit on letter of credit	88	—
Other long-term liabilities	—	497
Deferred taxes	(83)	(95)
Changes in operating assets and liabilities
Accounts receivable	(741)	553
Deferred contract costs	(6,964)	(4,700)
Prepaid expenses and other current assets	(3,924)	(761)
Accounts payable	(3,219)	273
Accrued expenses	14,419	2,304
Deferred revenue	9,634	3,825
Net cash provided by operating activities	18,750	1,774
Investing Activities
Purchases of property and equipment	(1,558)	(1,911)
Purchases of convertible debt securities	(500)	—
Capitalization of internal-use software development costs	(433)	(992)
Cash paid for acquisition of business, net of cash acquired	(350)	(3,181)
Net cash used in investing activities	(2,841)	(6,084)
Financing Activities
Proceeds from exercise of stock options	604	245
Net proceeds from completing initial public offering	137,467	—
Payment of capital leases	(913)	—
Payment of deferred offering costs	—	(658)
Net cash provided by (used in) financing activities	137,158	(413)
Increase in cash, cash equivalents, and restricted cash	153,067	(4,723)
Cash, cash equivalents, and restricted cash, at beginning of period	35,619	37,523
Cash, cash equivalents, and restricted cash, at end of period	$188,686	$32,800

INVESTOR:
Bob Gujavarty
Semrush Holdings, Inc
bobby.gujavarty@semrush.com

MEDIA:
Jana Garanko
Semrush Holdings, Inc.
y.garanko@semrush.com